UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      July 18, 2006

Date of Report (Date of earliest event reported)

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MOLEX INCORPORATED

(Exact name of registrant as specified in its charter)

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Delaware	0-7491	36-2369491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Wellington Court, Lisle, Illinois         60532

(Address and zip code of principal executive offices)

                   (630) 969-4550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 18, 2006, Douglas K. Carnahan, who has served as one of our directors since 1997, notified us that he does not intend to stand for re-election at our 2006 Annual Meeting of Shareholders.  Mr. Carnahan will continue to serve as a director until the 2006 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2006	MOLEX INCORPORATED By: /S/ Ana G. Rodriguez .
Ana G. Rodriguez Secretary and Associate General Counsel